Exhibit 99.4

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------
Date:   February 28, 2007

To:     Morgan Stanley Mortgage Loan       From:     Morgan Stanley Capital
        Trust 2007-3XS                               Services Inc.

Attn:   Wells Fargo Bank,
        National Association               Contact:  New York Derivative Client
        9062 Old Annapolis Road                      Services Group
        Columbia, MD 21045
        Attention:  Client Manager,
                    MSM 2007-3XS

Fax:    (410) 715-2380                     Fax:      (646) 202-9190

Tel:    (410) 884-2000                     Tel:      (212) 761-2996
--------------------------------------------------------------------------------

Re: Cap Ref. No. KQBNT, Class 1-A-1

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2007-3XS pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of February 1, 2007, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                             Morgan Stanley Capital Services Inc.

Party A Credit Support:              Payments guaranteed by Morgan Stanley

Party B:                             Morgan Stanley Mortgage Loan Trust 2007-3XS

Trade Date:                          February 27, 2007

Effective Date:                      March 25, 2007

Termination Date:                    February 25, 2015

                                                                  MORGAN STANLEY


Notional Amount:                      With respect to any Calculation Period,
---------------                       the product of (i) the amount set forth
                                      for such period in Schedule A attached
                                      hereto and (ii) 100.

Fixed Amounts:
--------------

  Fixed Amount Payer:                 Party B

  Fixed Amount Payer Payment Date:    February 28, 2007

  Fixed Amount:                       USD $192,000 (Party A hereby acknowledges
                                      receipt of payment in full of this amount)

Floating Amounts:
-----------------

  Floating Amount:                    To be determined in accordance with the
                                      following formula:

                                      Greater of (i) (Floating Rate
                                      Option minus Strike Rate) *
                                      Notional Amount * Floating Rate Day
                                      Count Fraction, and (ii) zero.

  Floating Rate Payer:                Party A

  Strike Rate:                        5.62%.

  Floating Rate Payer Payment Dates:  Early Payment -- For each Calculation
                                      Period, the first Business Day prior to
                                      each Floating Rate Payer Period End Date.

  Floating Rate Payer Period
  End Date(s):                        The 25th of each month in each year from
                                      (and including) April 25, 2007 to (and
                                      including) the Termination Date with no
                                      adjustment to Period End Dates.

                                      For the avoidance of doubt, the initial
                                      Calculation Period will accrue from and
                                      including the Effective Date to but
                                      excluding April 25, 2007 and that the
                                      final Calculation Period will accrue from and including January 25, 2015 to but excluding the Termination Date.

  Floating Rate Option:               USD-LIBOR-BBA, provided, however, that if
                                      the Floating Rate determined from such
                                      Floating Rate Option for any Calculation
                                      Period is greater than 9.52% per annum for such Calculation Period, then the Floating
                                      Rate for such Calculation Period shall be deemed to be equal to 9.52% per annum.

  Floating Rate Day Count Fraction:   30/360

  Reset Dates:                        The first day of Each Calculation Period.

  Compounding:                        Inapplicable

  Business Days:                      New York

                                                                  MORGAN STANLEY


  Calculation Agent:                   Party A; provided, however, that if an
                                       Event of Default occurs with respect to
                                       Party A, then Party B shall be entitled
                                       to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

      3. Account Details:

Payments to Party A:                   Citibank, New York
                                       ABA No. 021 000 089
                                       For: Morgan Stanley Capital Services Inc.
                                       Account No. 4072 4601

Operations Contact:                    Operations
                                       Tel 212 761-4662
                                       Fax 410 534-1431

Payments to Party B:                   Wells Fargo Bank, National Association
                                       ABA No. 121-000-248
                                       Account Name: Corporate Trust Clearing
                                       Account No. 3970771416 for further credit
                                        to 50989601, MSM 2007-3XS
                                        Ref: MSM 2007-3XS, Class 1-A-1

      4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)   "Termination Currency" means United States Dollars.

(f) Party A and Party B Payer Tax Representations. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other

                                                                  MORGAN STANLEY


      party under this Agreement. In making this representation, it may rely on
      (i) the accuracy of any representation made by the other party pursuant to
      Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
      Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv) ERISA Representation. It continuously represents that it is not (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or
            Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the

                                                                  MORGAN STANLEY


            passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

      (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                  MORGAN STANLEY


(m)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 3rd Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address: Wells Fargo Bank, National Association
                     9062 Old Annapolis Road
                     Columbia, Maryland 21045

            Attention:    Client Manager - MSM 2007-3XS

            Facsimile No.: (410) 715-2380       Telephone No.: (410) 884-2000

(n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

      "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

(q) Upon request by the Depositor, Party A may, at its option, but is not required to, (A) (a) provide the financial information required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any guarantor of Party A if providing the financial data of a guarantor is permitted under Regulation AB) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Exchange Act Reports and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial information, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and, if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement at its own cost to another entity that has agreed to take the actions described in clause (A) of this sentence with respect to itself (and which has the same or better rating from the Rating Agencies as Party A as of the date of such assignment). For the avoidance of doubt, Party A is not required to take any action pursuant to this paragraph and the failure of Party A to take any such action will not constitute an Event of Default under this Agreement.

                                                                  MORGAN STANLEY


      As used in this Agreement the following words shall have the following meanings:

      "Depositor" shall mean Morgan Stanley Capital I Inc.

      "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

      "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

      "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered Certificates.

      "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                  MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By: /s/ David N. Moore
    --------------------------------
    Name:  David N. Moore
    Title: Vice President





WELLS FARGO BANK, NATIONAL ASSOCIATION, acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY MORTGAGE LOAN TRUST 2007-3XS


By: /s/ Patricia Russo
    --------------------------------
    Name:  Patricia Russo
    Title: Vice President

                                                                  MORGAN STANLEY
                                   Schedule A
                                   Class 1-A-1

                           Interest Rate Cap Schedule

                                                  Corridor Contract
                                                   Notional Balance
                   Distribution Date                    ($)
                  ----------------------------    -------------------
                  April 25, 2007...............   7,623,860.58
                  May 25, 2007.................   7,449,391.46
                  June 25, 2007................   7,257,762.86
                  July 25, 2007................   7,049,605.15
                  August 25, 2007..............   6,825,672.55
                  September 25, 2007...........   6,586,832.91
                  October 25, 2007.............   6,333,941.01
                  November 25, 2007............   6,071,862.15
                  December 25, 2007............   5,807,464.81
                  January 25, 2008.............   5,547,653.27
                  February 25, 2008............   5,295,600.30
                  March 25, 2008...............   5,051,120.18
                  April 25, 2008...............   4,814,031.65
                  May 25, 2008.................   4,584,157.75
                  June 25, 2008................   4,361,325.77
                  July 25, 2008................   4,145,367.11
                  August 25, 2008..............   3,936,117.20
                  September 25, 2008...........   3,733,415.39
                  October 25, 2008.............   3,537,104.88
                  November 25, 2008............   3,347,032.62
                  December 25, 2008............   3,163,049.21
                  January 25, 2009.............   2,985,008.80
                  February 25, 2009............   2,812,769.04
                  March 25, 2009...............   2,646,191.00
                  April 25, 2009...............   2,485,139.03
                  May 25, 2009.................   2,329,480.75
                  June 25, 2009................   2,179,086.92
                  July 25, 2009................   2,033,831.42
                  August 25, 2009..............   1,893,591.11
                  September 25, 2009...........   1,758,245.82
                  October 25, 2009.............   1,627,678.23
                  November 25, 2009............   1,501,773.83
                  December 25, 2009............   1,380,420.85
                  January 25, 2010.............   1,263,510.20
                  February 25, 2010............   1,150,935.38
                  March 25, 2010...............   1,042,592.45
                  April 25, 2010...............   1,042,492.45
                  May 25, 2010.................     994,794.19
                  June 25, 2010................     950,200.32
                  July 25, 2010................     908,631.75
                  August 25, 2010..............     870,011.32
                  September 25, 2010...........     834,263.78
                  October 25, 2010.............     801,315.71
                  November 25, 2010............     771,095.51
                  December 25, 2010............     743,533.32
                  January 25, 2011.............     718,561.01
                  February 25, 2011............     696,112.13
                  March 25, 2011...............     676,121.86
                  April 25, 2011...............     658,526.98
                  May 25, 2011.................     643,265.81
                  June 25, 2011................     630,278.22
                  July 25, 2011................     619,505.53
                  August 25, 2011..............     610,890.54
                  September 25, 2011...........     604,377.44
                  October 25, 2011.............     599,911.80
                  November 25, 2011............     597,440.55
                  December 25, 2011............     596,911.91
                  January 25, 2012.............     596,811.91
                  February 25, 2012............     596,711.91
                  March 25, 2012...............     596,611.91

                                                                  MORGAN STANLEY


                                                  Corridor Contract
                                                   Notional Balance
                   Distribution Date                    ($)
                  ----------------------------    -------------------
                  April 25, 2012...............     596,511.91
                  May 25, 2012.................     596,411.91
                  June 25, 2012................     596,311.91
                  July 25, 2012................     596,211.91
                  August 25, 2012..............     596,111.91
                  September 25, 2012...........     596,011.91
                  October 25, 2012.............     595,911.91
                  November 25, 2012............     595,811.91
                  December 25, 2012............     595,711.91
                  January 25, 2013.............     595,611.91
                  February 25, 2013............     595,511.91
                  March 25, 2013...............     595,411.91
                  April 25, 2013...............     595,311.91
                  May 25, 2013.................     595,211.91
                  June 25, 2013................     595,111.91
                  July 25, 2013................     595,011.91
                  August 25, 2013..............     594,911.91
                  September 25, 2013...........     582,650.95
                  October 25, 2013.............     568,464.16
                  November 25, 2013............     554,620.53
                  December 25, 2013............     541,111.79
                  January 25, 2014.............     527,929.88
                  February 25, 2014............     515,066.94
                  March 25, 2014...............     502,515.28
                  April 25, 2014...............     501,604.96
                  May 25, 2014.................     500,716.67
                  June 25, 2014................     499,849.89
                  July 25, 2014................     499,004.10
                  August 25, 2014..............     498,178.78
                  September 25, 2014...........     497,373.46
                  October 25, 2014.............     496,587.64
                  November 25, 2014............     495,820.87
                  December 25, 2014............     495,072.67
                  January 25, 2015.............     494,342.60
                  February 25, 2015............     493,630.22
                  March 25, 2015 and
                  thereafter...................           0.00